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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549




                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): April 24, 2002




                         LONE STAR TECHNOLOGIES, INC.
           (Exact name of registrant as specified in its charter)




          Delaware                        1-12881                75-2085454
(State or other jurisdiction            (Commission            (IRS Employer
      of incorporation)                 File Number)         Identification No.)



                          15660 North Dallas Parkway
                                  Suite 500
                             Dallas, Texas 75248
           (Address, including zip code, of principal executive offices)

       Registrant's telephone number, including area code: (972) 770-6401

                                Not applicable
         (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS.

         On April 24, 2002, Lone Star Technologies ("Lone Star") announced in a press release (the "Press Release") that it had sold 3,250,000 shares of Lone Star common stock through Goldman, Sachs & Co., Inc. as the underwriter, under a previously filed universal shelf registration statement. The foregoing is qualified by reference to the Press Release which is filed as an exhibit to this Report and incorporated herein by reference.

         Attached is the Underwriting Agreement dated April 23, 2002, between Lone Star and Goldman, Sachs & Co., as underwriter, executed in connection with the sale of stock by Lone Star of 3,250,000 shares of Lone Star common stock. Also attached is the Pricing Agreement dated April 23, 2002, between Lone Star and Goldman, Sachs & Co. executed in connection with the sale.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (a)     FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

      Not applicable.

      (b)     PRO FORMA FINANCIAL INFORMATION.

      Not applicable.

      (c)     EXHIBITS.

1.1 Underwriting Agreement dated April 23, 2002, between Lone Star and Goldman, Sachs & Co., as underwriter, executed in connection with the sale by Lone Star of 3,250,000 shares of Lone Star common stock.

1.2 Pricing Agreement dated April 23, 2002, between Lone Star and Goldman, Sachs & Co., executed in connection with the sale by Lone Star of 3,250,000 shares of Lone Star common stock.

99.1 Press Release dated April 24, 2002, announcing the sale of 3,250,000 shares of Lone Star common stock through Goldman, Sachs & Co.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              LONE STAR TECHNOLOGIES, INC.

                                              By: /s/ Charles J. Keszler
                                              ----------------------------
                                                  Charles J. Keszler
                                                  Vice President and
                                                  Chief Financial Officer

Date: April 24, 2002

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                               INDEX TO EXHIBITS


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

Item
Number     Exhibit
------     -------
1.1        Underwriting Agreement dated April 23, 2002, between Lone Star and Goldman,
           Sachs & Co., as underwriter, executed in connection with the sale by Lone Star of 3,250,000 shares of Lone Star common stock.

1.2 Pricing Agreement dated April 23, 2002, between Lone Star and Goldman, Sachs & Co., executed in connection with the sale by Lone Star of 3,250,000 shares of Lone Star common stock.

99.1 Press Release dated April 24, 2002, announcing the sale of 3,250,000 shares of Lone Star common stock through Goldman, Sachs & Co.

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